Exhibit 99.1

In re: Sears Holdings Corporation, et al. Debtors	Case No. 18-23538 (RDD) Reporting Period: June 2 – July 6, 2019 Federal Tax I.D. # 20-1920798

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On October 15, 2018 (the “Petition Date”), Sears Holdings Corporation and 49 of its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors,” and together with the Debtors’ non-debtor affiliates, the “Company”)1 filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, Debtors SHC Licensed Business LLC, SHC Promotions LLC and SRe Holding Corporation filed their voluntary petitions for relief on October 18, 2018, October 22, 2018 and January 7, 2019, respectively. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption Sears Holdings Corporation., et al., Case No. 18-23538 (RDD) (S.D.N.Y.), pursuant to an order entered by the Bankruptcy Court on October 15, 2018 [ECF No. 118]. On October 24, 2018, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) [ECF No. 276]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On February 8, 2019, the Bankruptcy Court entered the Order (I) Approving the Asset Purchase Agreement Among Sellers and Buyer, (II) Authorizing the Sale of Certain of the Debtors’ Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (III) Authorizing the Assumption and Assignment of Certain Executory Contracts, and Leases in Connection Therewith and (IV) Granting Related Relief [ECF No. 2507] (the “Sale Order”). The Sale Transaction (as defined in the Sale Order) with Transform Holdco LLC (the “Buyer”) closed on February 11, 2019 (the “Closing”).

The following notes, statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Sears Holdings Corporation (0798); Kmart Holding Corporation (3116); Kmart Operations LLC (6546); Sears Operations LLC (4331); Sears, Roebuck and Co. (0680); ServiceLive Inc. (6774); SHC Licensed Business LLC (3718); A&E Factory Service, LLC (6695); A&E Home Delivery, LLC (0205); A&E Lawn & Garden, LLC (5028); A&E Signature Service, LLC (0204); FBA Holdings Inc. (6537); Innovel Solutions, Inc. (7180); Kmart Corporation (9500); MaxServ, Inc. (7626); Private Brands, Ltd. (4022); Sears Development Co. (6028); Sears Holdings Management Corporation (2148); Sears Home & Business Franchises, Inc. (6742); Sears Home Improvement Products, Inc. (8591); Sears Insurance Services, L.L.C. (7182); Sears Procurement Services, Inc. (2859); Sears Protection Company (1250); Sears Protection Company (PR) Inc. (4861); Sears Roebuck Acceptance Corp. (0535); SR - Rover de Puerto Rico, LLC (f/k/a Sears, Roebuck de Puerto Rico, Inc.) (3626); SYW Relay LLC (1870); Wally Labs LLC (None); SHC Promotions LLC (9626); Big Beaver of Florida Development, LLC (None); California Builder Appliances, Inc. (6327); Florida Builder Appliances, Inc. (9133); KBL Holding Inc. (1295); KLC, Inc. (0839); Kmart of Michigan, Inc. (1696); Kmart of Washington LLC (8898); Kmart Stores of Illinois LLC (8897); Kmart Stores of Texas LLC (8915); MyGofer LLC (5531); Rover Brands Business Unit, LLC (4658); Sears Holdings Publishing Company, LLC. (5554); Sears Protection Company (Florida), L.L.C. (4239); SHC Desert Springs, LLC (None); SOE, Inc. (9616); StarWest, LLC (5379); STI Merchandising, Inc. (0188); Troy Coolidge No. 13, LLC (None); BlueLight.com, Inc. (7034); Sears Brands, L.L.C. (4664); Sears Buying Services, Inc. (6533); Kmart.com LLC (9022); Sears Brands Management Corporation (5365); and SRe Holding Corporation (4816). The location of the Debtors’ corporate headquarters is 3333 Beverly Road, Hoffman Estates, Illinois 60179.

In re: Sears Holdings Corporation, et al. Debtors	Case No. 18-23538 (RDD) Reporting Period: June 2 – July 6, 2019 Federal Tax I.D. # 20-1920798

1.

Basis of Presentation. The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of New York (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP.

Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.

Consolidated Entity Accounts Payable and Disbursements Systems. Cash was received and disbursed by the Debtors as described in the Motion of Debtors for Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Ordinary Course Changes to Cash Management System, (III)

In re: Sears Holdings Corporation, et al. Debtors	Case No. 18-23538 (RDD) Reporting Period: June 2 – July 6, 2019 Federal Tax I.D. # 20-1920798

Continue Intercompany Transactions, and (IV) Provide Administrative Expense Priority for Post-Petition Intercompany Claims and Related Relief (the “Cash Management Motion”) to the extent approved in the order granting the Cash Management Motion on a final basis (the “Final Cash Management Order”) [ECF No. 1394].

On the Closing, in accordance with the terms of the Asset Purchase Agreement (as defined in the Sale Order), all of the Debtors’ bank accounts, other than those accounts listed on the annexed MOR-1c.1 schedule titled “Bank Account Information,” were transferred to the Buyer (as defined in the Sale Order), not including any cash in such transferred bank accounts.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On November 30, 2018, the Debtors received authorization from the Bankruptcy Court to access their $1,830,378,380 Debtor-in-Possession ABL Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing, (B) Grant Senior Secured Priming Liens and Superpriority Administrative Expense Claims, and (C) Utilize Cash Collateral; (II) Granting Adequate Protection to the Pre-Petition Secured Parties; (III) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 955] (the “Final DIP ABL Order”), and on December 28, 2018 the Debtors received authorization to access on a final basis their $350 million Junior Debtor-in-Possession Facility pursuant to the Final Junior DIP Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing and (B) Grant Secured Priming Liens and Superpriority Administrative Expense Claim; (II) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 1436] (the “Final Junior DIP Order,” and together with the Final ABL DIP Order, the “DIP Orders”) and the documents governing the Debtor-in-Possession financing thereunder (the “DIP Loan Documents”). Please see the DIP Orders for additional detail.

Pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

6.

Payment of Pre-Petition Claims Pursuant to Court Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain pre-petition (a) claims of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors; (b) taxes; (c) employee wages, salaries and other compensation and benefits; and (d) obligations related to the use of the Debtors’ cash management system,

In re: Sears Holdings Corporation, et al. Debtors	Case No. 18-23538 (RDD) Reporting Period: June 2 – July 6, 2019 Federal Tax I.D. # 20-1920798

among other things. On November 16, 2018, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis, except for the Final Cash Management Order, which was entered on December 21, 2018. To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

As stated above, pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.	Notes to MOR-la: The net cash receipts represent cash received by each Debtor assigned bank account and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

b.

Notes to MOR-1b: Certain Debtors make disbursements on behalf of other Debtors. The net cash disbursements represent cash disbursed by the applicable Debtor excluding disbursements made on behalf of other Debtors, which are reflected on the accounts of the Debtors on whose behalf they are made. The total disbursements (for quarterly fee purposes) represent the disbursements made on behalf of each affiliated Debtor and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

c.

Notes to MOR-1c.1 & 1c.2: All amounts listed are the bank balances as of the dates in the footnotes on MOR-1c.2. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon request.

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

e.

Notes to MOR-2 & MOR-3: The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and

In re: Sears Holdings Corporation, et al. Debtors	Case No. 18-23538 (RDD) Reporting Period: June 2 – July 6, 2019 Federal Tax I.D. # 20-1920798

adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The following balance sheet accounts have been reclassified to liabilities subject to compromise (“LSTC”) for this reporting period: short-term borrowings, current portion of long-term debt, intercompany payables, certain other current liabilities, long-term debt, unearned revenues and other long-term liabilities. These LSTC are offset by investment in non-debtor subsidiaries and with the following recorded in prepaid expenses and other current assets and other long-term assets: deferred tax credits, tax credits, and deferred acquisition costs related to new protection service agreements. Intercompany receivables and payables between the Debtors and non-debtor entities net to zero in the Debtors’ consolidated balance sheet. The Debtors continue to evaluate their assets and liabilities, and any adjustments will be reflected in next month’s MOR.

f.

Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the size and detail of such records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

g.	Notes to MOR-4b: As of the date of this report, there is an ongoing dispute between the Debtors and the Buyer regarding certain post-petition payables.

h.

Notes to MOR-4c: As of the date of this report, there is an ongoing dispute between the Debtors and the Buyer regarding certain cash and cash proceeds received by the Buyer that the Debtors believe should be transferred to the Debtors’ accounts. The Debtors have recorded a $100 million receivable due from the Buyer for the amounts in dispute, including the post-petition payables referenced in paragraph (g) of these Notes.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	6/2/19 - 7/6/19
	Federal Tax I.D. No.	20-1920798

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	X
Schedule of Cash Disbursements	MOR-1b & 1b.1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1c.1 & 1c.2 & 1c.3	X
Copies of bank statements			Available Upon Request
Cash disbursements journals			Available Upon Request
Schedule of Retained Restructuring Professionals Fees	MOR-1d	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			Available Upon Request
Copies of tax returns filed during reporting period			Available Upon Request
Summary of Unpaid Post-petition Debts	MOR-4b	X
Listing of Aged Accounts Payable			Available Upon Request
Accounts Receivable Reconciliation and Aging	MOR-4c	X
Payments to Insiders	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mohsin Y. Meghji	8/21/19
Signature of Authorized Individual	Date

Mohsin Y. Meghji	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
	Federal Tax I.D. No.	20-1920798

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report (“MOR”) includes activity for the following Debtors:

#	DEBTOR ENTITY NAME	FILING DATE	BANKRUPTCY CASE NUMBER	COMPLETE EIN OR OTHER TAXPAYER I.D.
1.	SEARS, ROEBUCK AND CO.	10/15/18	18-23537	36-1750680
2.	SEARS HOLDINGS CORPORATION	10/15/18	18-23538	20-1920798
3.	KMART HOLDING CORPORATION	10/15/18	18-23539	32-0073116
4.	KMART OPERATIONS LLC	10/15/18	18-23540	32-0456546
5.	SEARS OPERATIONS LLC	10/15/18	18-23541	35-2524331
6.	SERVICELIVE, INC.	10/15/18	18-23542	36-4616774
7.	A&E FACTORY SERVICE, LLC	10/15/18	18-23543	36-4486695
8.	A&E HOME DELIVERY, LLC	10/15/18	18-23544	37-1500205
9.	A&E LAWN & GARDEN, LLC	10/15/18	18-23545	13-4275028
10.	A&E SIGNATURE SERVICE, LLC	10/15/18	18-23546	37-1500204
11.	FBA HOLDINGS INC.	10/15/18	18-23547	36-4186537
12.	INNOVEL SOLUTIONS, INC.	10/15/18	18-23548	36-1857180
13.	KMART CORPORATION	10/15/18	18-23549	38-0729500
14.	MAXSERV, INC.	10/15/18	18-23550	74-2707626
15.	PRIVATE BRANDS, LTD.	10/15/18	18-23551	55-0544022
16.	SEARS DEVELOPMENT CO.	10/15/18	18-23552	36-2476028
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	10/15/18	18-23553	20-3592148
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	10/15/18	18-23554	98-0126742
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC.	10/15/18	18-23555	25-1698591
20.	SEARS INSURANCE SERVICES, L.L.C.	10/15/18	18-23556	36-4287182
21.	SEARS PROCUREMENT SERVICES, INC.	10/15/18	18-23557	30-0092859
22.	SEARS PROTECTION COMPANY	10/15/18	18-23558	36-4471250
23.	SEARS PROTECTION COMPANY (PR) INC.	10/15/18	18-23559	66-0704861
24.	SEARS ROEBUCK ACCEPTANCE CORP.	10/15/18	18-23560	51-0080535
25.	SR-ROVER DE PUERTO RICO, LLC (f/k/a SEARS, ROEBUCK DE PUERTO RICO, INC.)	10/15/18	18-23561	66-0233626
26.	SYW RELAY LLC	10/15/18	18-23562	35-2561870
27.	WALLY LABS LLC	10/15/18	18-23563	None
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	10/15/18	18-23564	None
29.	CALIFORNIA BUILDER APPLIANCES, INC.	10/15/18	18-23565	68-0406327
30.	FLORIDA BUILDER APPLIANCES, INC.	10/15/18	18-23566	36-3619133
31.	KBL HOLDING INC.	10/15/18	18-23567	26-0031295
32.	KLC, INC.	10/15/18	18-23568	75-2490839
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	10/15/18	18-23569	20-0224239
34.	KMART OF WASHINGTON LLC	10/15/18	18-23570	61-1448898
35.	KMART STORES OF ILLINOIS LLC	10/15/18	18-23571	61-1448897
36.	KMART STORES OF TEXAS LLC	10/15/18	18-23572	61-1448915
37.	MYGOFER LLC	10/15/18	18-23573	26-4005531
38.	ROVER BRANDS BUSINESS UNIT, LLC	10/15/18	18-23574	42-1564658
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	10/15/18	18-23575	26-0075554
40.	KMART OF MICHIGAN, INC.	10/15/18	18-23576	38-3551696
41.	SHC DESERT SPRINGS, LLC	10/15/18	18-23577	None
42.	SOE, INC.	10/15/18	18-23578	83-0399616
43.	STARWEST, LLC	10/15/18	18-23579	37-1495379
44.	STI MERCHANDISING, INC.	10/15/18	18-23580	38-2760188
45.	TROY COOLIDGE NO. 13, LLC	10/15/18	18-23581	None
46.	BLUELIGHT.COM, INC.	10/15/18	18-23582	77-0527034
47.	SEARS BRANDS, L.L.C.	10/15/18	18-23583	42-1564664
48.	SEARS BUYING SERVICES, INC.	10/15/18	18-23584	36-3256533
49.	KMART.COM LLC	10/15/18	18-23585	77-0529022
50.	SEARS BRANDS MANAGEMENT CORPORATION	10/15/18	18-23586	36-2555365
51.	SHC LICENSED BUSINESS LLC	10/18/18	18-23616	37-1783718
52.	SHC PROMOTIONS LLC	10/22/18	18-23630	26-4209626
53.	SRE HOLDING CORPORATION	1/7/19	19-22031	46-4344816

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1a	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF RECEIPTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH RECEIPTS (a)
1.	SEARS, ROEBUCK AND CO.	18-23537	$16,888,936
2.	SEARS HOLDINGS CORPORATION	18-23538	—
3.	KMART HOLDING CORPORATION	18-23539	—
4.	KMART OPERATIONS LLC	18-23540	—
5.	SEARS OPERATIONS LLC	18-23541	—
6.	SERVICELIVE, INC.	18-23542	—
7.	A&E FACTORY SERVICE, LLC	18-23543	—
8.	A&E HOME DELIVERY, LLC	18-23544	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—
11.	FBA HOLDINGS INC.	18-23547	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	—
13.	KMART CORPORATION	18-23549	—
14.	MAXSERV, INC.	18-23550	—
15.	PRIVATE BRANDS, LTD.	18-23551	—
16.	SEARS DEVELOPMENT CO.	18-23552	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	—
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	—
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	—
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—
22.	SEARS PROTECTION COMPANY	18-23558	—
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	—
25.	SR-ROVER DE PUERTO RICO, LLC (f/k/a SEARS, ROEBUCK DE PUERTO RICO, INC.)	18-23561	—
26.	SYW RELAY LLC	18-23562	—
27.	WALLY LABS LLC	18-23563	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	—
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	—
31.	KBL HOLDING INC.	18-23567	—
32.	KLC, INC.	18-23568	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—
34.	KMART OF WASHINGTON LLC	18-23570	—
35.	KMART STORES OF ILLINOIS LLC	18-23571	—
36.	KMART STORES OF TEXAS LLC	18-23572	—
37.	MYGOFER LLC	18-23573	—
38.	ROVER BRANDS BUSINESS UNIT, LLC	18-23574	—
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—
40.	KMART OF MICHIGAN, INC.	18-23576	—
41.	SHC DESERT SPRINGS, LLC	18-23577	—
42.	SOE, INC.	18-23578	—
43.	STARWEST, LLC	18-23579	—
44.	STI MERCHANDISING, INC.	18-23580	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—
46.	BLUELIGHT.COM, INC.	18-23582	—
47.	SEARS BRANDS, L.L.C.	18-23583	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—
49.	KMART.COM LLC	18-23585	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	—
51.	SHC LICENSED BUSINESS LLC	18-23616	—
52.	SHC PROMOTIONS LLC	18-23630	—
53.	SRE HOLDING CORPORATION	19-22031	—

	TOTAL		$16,888,936

Footnote:

(a)	The net cash receipts represent cash received by each Debtor’s assigned bank account and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1b	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF DISBURSEMENTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH DISBURSEMENTS (a)	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. escrow accounts)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	F/N
1.	SEARS, ROEBUCK AND CO.	18-23537	$1,527,197	$—	$1,527,197
2.	SEARS HOLDINGS CORPORATION	18-23538	—	8,973,082	8,973,082	(b)
3.	KMART HOLDING CORPORATION	18-23539	—	—	—
4.	KMART OPERATIONS LLC	18-23540	10,411	—	10,411
5.	SEARS OPERATIONS LLC	18-23541	22,870	—	22,870
6.	SERVICELIVE, INC.	18-23542	—	—	—
7.	A&E FACTORY SERVICE, LLC	18-23543	—	—	—
8.	A&E HOME DELIVERY, LLC	18-23544	—	—	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	823	—	823
13.	KMART CORPORATION	18-23549	722,948	—	722,948
14.	MAXSERV, INC.	18-23550	—	—	—
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	328,183	—	328,183
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	—	—	—
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	908	—	908
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—	—	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	150	—	150
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	—	—	—
25.	SR-ROVER DE PUERTO RICO, LLC (f/k/a SEARS, ROEBUCK DE PUERTO RICO, INC.)	18-23561	—	—	—
26.	SYW RELAY LLC	18-23562	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	—	—	—
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	—	—	—
31.	KBL HOLDING INC.	18-23567	—	—	—
32.	KLC, INC.	18-23568	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	260	—	260
35.	KMART STORES OF ILLINOIS LLC	18-23571	105,088	—	105,088
36.	KMART STORES OF TEXAS LLC	18-23572	313	—	313
37.	MYGOFER LLC	18-23573	—	—	—
38.	ROVER BRANDS BUSINESS UNIT, LLC	18-23574	274,586	—	274,586
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	670	—	670
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—
42.	SOE, INC.	18-23578	—	—	—
43.	STARWEST, LLC	18-23579	849	—	849
44.	STI MERCHANDISING, INC.	18-23580	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—
49.	KMART.COM LLC	18-23585	—	—	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	—	—	—
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	—	—	—
53.	SRE HOLDING CORPORATION	19-22031	—	—	—

	TOTAL		$2,995,257	$8,973,082	$11,968,340

Footnote(s):

(a)

The net cash disbursements represent cash disbursed by the Debtor entity excluding disbursements made on behalf of other Debtor entities, which are reflected on the accounts of the Debtors on whose behalf they are made. “Flow through” disbursements used to pay the Buyer’s accounts payable and payroll are excluded.

(b)	Sears Holdings Corporation (18-23538) disbursements made by outside sources represent professional fee payments.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1b.1	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

QTD SUMMARY OF DISBURSEMENTS BY DEBTOR

			Q2’19
		BANKRUPTCY CASE NUMBER	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	QTD TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)
#	DEBTOR ENTITY NAME		APR. 7 - MAY 4, 2019	MAY 5 - JUN. 1, 2019	JUN. 2 -JUL. 6, 2019	APR. 7 - JUL. 6, 2019
1.	SEARS, ROEBUCK AND CO.	18-23537	$26,156,570	$1,571,469	$1,527,197	$29,255,237
2.	SEARS HOLDINGS CORPORATION	18-23538	31,432,742	16,151,435	8,973,082	56,557,260
3.	KMART HOLDING CORPORATION	18-23539	—	—	—	—
4.	KMART OPERATIONS LLC	18-23540	224,458	90,004	10,411	324,873
5.	SEARS OPERATIONS LLC	18-23541	576,170	55,708	22,870	654,748
6.	SERVICELIVE, INC.	18-23542	—	—	—	—
7.	A&E FACTORY SERVICE, LLC	18-23543	—	—	—	—
8.	A&E HOME DELIVERY, LLC	18-23544	—	—	—	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	25,687	111,447	823	137,957
13.	KMART CORPORATION	18-23549	11,105,367	986,011	722,948	12,814,326
14.	MAXSERV, INC.	18-23550	—	—	—	—
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	272,501	1,857	328,183	602,542
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	—	—	—	—
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	71,612	4,193	908	76,713
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—	—	—	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	550	3,635	150	4,335
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	853	879	—	1,732
25.	SR-ROVER DE PUERTO RICO, LLC (f/k/a SEARS, ROEBUCK DE PUERTO RICO, INC.)	18-23561	—	803	—	803
26.	SYW RELAY LLC	18-23562	—	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	4,611	—	—	4,611
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	8,071	240	—	8,311
31.	KBL HOLDING INC.	18-23567	—	—	—	—
32.	KLC, INC.	18-23568	—	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	23,877	18	260	24,155
35.	KMART STORES OF ILLINOIS LLC	18-23571	20,674	13,586	105,088	139,348
36.	KMART STORES OF TEXAS LLC	18-23572	—	—	313	313
37.	MYGOFER LLC	18-23573	—	—	—	—
38.	ROVER BRANDS BUSINESS UNIT, LLC	18-23574	—	—	274,586	274,586
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	1,795	906	670	3,371
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—	—
42.	SOE, INC.	18-23578	—	—	—	—
43.	STARWEST, LLC	18-23579	8,366	—	849	9,215
44.	STI MERCHANDISING, INC.	18-23580	—	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—	—
49.	KMART.COM LLC	18-23585	—	—	—	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	—	—	—	—
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	—	—	—	—
53.	SRE HOLDING CORPORATION	19-22031	—	—	—	—

	Total		$69,933,904	$18,992,192	$11,968,340	$100,894,435

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.1	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
Debtor Bank Accounts Opened Pre-Closing (Open)
1.	Kmart Corporation	18-23549	Bank of America, N.A.	3816	$1,381	(a)
2.	Kmart Corporation	18-23549	Bank of America, N.A.	5450	10,000,000	(a)
3.	Kmart Corporation	18-23549	Bank of America, N.A.	8978	3,393,612	(a)
4.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6570	68,085,504	(a)
5.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8279	490,835	(a)
6.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8965	53,053,734	(a)
7.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9540	—	(a)

Debtor Bank Accounts Opened Post-Closing
8.	Kmart Corporation	18-23549	Bank of America, N.A.	7257	—	(a)
9.	Kmart Corporation	18-23549	Bank of America, N.A.	7260	257,585	(a)
10.	Kmart Corporation	18-23549	Bank of America, N.A.	7338	—	(a)
11.	Kmart Corporation	18-23549	Bank of America, N.A.	7341	—	(a)
12.	Kmart Corporation	18-23549	Bank of America, N.A.	8751	—	(a)
13.	Kmart Corporation	18-23549	Bank of America, N.A.	8968	—	(a)
14.	Kmart Corporation	18-23549	Bank of America, N.A.	8971	—	(a)
15.	Kmart Corporation	18-23549	Bank of America, N.A.	8984	—	(a)
16.	Sears Holdings Corporation	18-23538	Axos Bank	0143	90,350	(c)
17.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7354	—	(a)
18.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7367	—	(a)
19.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	8036	535	(a)
20.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7231	—	(a)
21.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7244	7,982,165	(a)
22.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7312	—	(a)
23.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7325	—	(a)
24.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8764	—	(a)
25.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8997	404,851	(a)
26.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9006	—	(a)
27.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9019	—	(a)

Debtor Bank Accounts Opened Pre-Closing (Closed)
28.	Kmart Corporation	18-23549	BancorpSouth	3945	—	(d)
29.	Kmart Corporation	18-23549	Bank of America, N.A.	2637	N/A	(d)
30.	Kmart Corporation	18-23549	Bank of America, N.A.	3428	N/A	(d)
31.	Kmart Corporation	18-23549	Bank of America, N.A.	3884	N/A	(d)
32.	Kmart Corporation	18-23549	Bank of America, N.A.	4067	N/A	(d)
33.	Kmart Corporation	18-23549	Bank of America, N.A.	4339	N/A	(d)
34.	Kmart Corporation	18-23549	Bank of America, N.A.	6688	N/A	(d)
35.	Kmart Corporation	18-23549	Bank of America, N.A.	8793	N/A	(d)
36.	Kmart Corporation	18-23549	Bank of America, N.A.	8832	N/A	(d)
37.	Kmart Corporation	18-23549	Bank Of Oklahoma	5769	—	(d)
38.	Kmart Corporation	18-23549	Capital One Bank	9632	—	(d)
39.	Kmart Corporation	18-23549	Cherokee State Bank	0494	—	(d)
40.	Kmart Corporation	18-23549	Fidelity Bank	2180	—	(d)
41.	Kmart Corporation	18-23549	First and Farmers Bank	0543	—	(d)
42.	Kmart Corporation	18-23549	First Interstate Bank of Riverton	1274	—	(d)
43.	Kmart Corporation	18-23549	First National Bank	0001	—	(d)
44.	Kmart Corporation	18-23549	First National Bank of Grayson	4081	—	(d)
45.	Kmart Corporation	18-23549	First Tennessee	0555	—	(d)
46.	Kmart Corporation	18-23549	Hilltop National Bank	4003	—	(d)
47.	Kmart Corporation	18-23549	M&T Bank	2880	—	(d)
48.	Kmart Corporation	18-23549	NorState Federal Credit Union	6752	—	(d)
49.	Kmart Corporation	18-23549	Old National Bank	5501	—	(d)
50.	Kmart Corporation	18-23549	PNC Bank	5929	—	(d)

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.1	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
51.	Kmart Corporation	18-23549	United Missouri Bank	3100	—	(d)
52.	Kmart Corporation	18-23549	United Missouri Bank	4642	—	(d)
53.	Kmart Corporation	18-23549	Wells Fargo	5915	—	(d)
54.	Kmart Corporation	18-23549	Zions National Bank	6778	—	(d)
55.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0422	N/A	(d)
56.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1496	N/A	(d)
57.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1561	N/A	(d)
58.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1579	N/A	(d)
59.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2154	N/A	(d)
60.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2439	N/A	(d)
61.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2648	N/A	(d)
62.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5505	N/A	(d)
63.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6350	N/A	(d)
64.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6388	N/A	(d)
65.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8492	N/A	(d)
66.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8501	N/A	(d)
67.	Sears, Roebuck and Co.	18-23537	PNC Bank	2095	—	(d)
68.	Sears, Roebuck and Co.	18-23537	Regions Bank	3439	—	(d)
69.	Sears, Roebuck and Co.	18-23537	Regions Bank	5722	—	(d)
70.	Sears, Roebuck and Co.	18-23537	Wells Fargo	5907	—	(d)

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.2	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION (CON’T)

Footnote(s):

(a)	The bank statement(s) are for the period from 6/1/19 through 7/5/19.
(b)	The bank statement(s) are for the period from 6/1/19 through 6/28/19.
(c)	The bank statement(s) are for the period from 6/20/19 through 6/30/19.
(d)	The bank account(s) have been closed.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
Bank Accounts Transferred to Buyer at Closing
1.	California Builder Appliances, Inc.	18-23565	Bank of America, N.A.	6850
2.	Florida Builder Appliances, Inc.	18-23566	Bank of America, N.A.	7770
3.	Innovel Solutions, Inc.	18-23548	Bank of America, N.A.	3618
4.	Kmart Corporation	18-23549	Banco Popular	0247
5.	Kmart Corporation	18-23549	Banco Popular	6180
6.	Kmart Corporation	18-23549	Bank of America, N.A.	0136
7.	Kmart Corporation	18-23549	Bank of America, N.A.	0508
8.	Kmart Corporation	18-23549	Bank of America, N.A.	0986
9.	Kmart Corporation	18-23549	Bank of America, N.A.	0994
10.	Kmart Corporation	18-23549	Bank of America, N.A.	1000
11.	Kmart Corporation	18-23549	Bank of America, N.A.	2102
12.	Kmart Corporation	18-23549	Bank of America, N.A.	3295
13.	Kmart Corporation	18-23549	Bank of America, N.A.	3531
14.	Kmart Corporation	18-23549	Bank of America, N.A.	3896
15.	Kmart Corporation	18-23549	Bank of America, N.A.	3929
16.	Kmart Corporation	18-23549	Bank of America, N.A.	4404
17.	Kmart Corporation	18-23549	Bank of America, N.A.	6005
18.	Kmart Corporation	18-23549	Bank of America, N.A.	6911
19.	Kmart Corporation	18-23549	Bank of America, N.A.	7539
20.	Kmart Corporation	18-23549	Bank of America, N.A.	7542
21.	Kmart Corporation	18-23549	Bank of America, N.A.	7555
22.	Kmart Corporation	18-23549	Bank of America, N.A.	7743
23.	Kmart Corporation	18-23549	Bank of America, N.A.	7756
24.	Kmart Corporation	18-23549	Bank of America, N.A.	7769
25.	Kmart Corporation	18-23549	Bank of America, N.A.	7772
26.	Kmart Corporation	18-23549	Bank of America, N.A.	7785
27.	Kmart Corporation	18-23549	Bank of America, N.A.	7798
28.	Kmart Corporation	18-23549	Bank of America, N.A.	7808
29.	Kmart Corporation	18-23549	Bank of America, N.A.	7811
30.	Kmart Corporation	18-23549	Bank of America, N.A.	7824
31.	Kmart Corporation	18-23549	Bank of America, N.A.	7837
32.	Kmart Corporation	18-23549	Bank of America, N.A.	7970
33.	Kmart Corporation	18-23549	BB&T Bank	8654
34.	Kmart Corporation	18-23549	Citizens Bank	7910
35.	Kmart Corporation	18-23549	First Bank and Trust Company	9130
36.	Kmart Corporation	18-23549	First Hawaiian Bank	0940
37.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	2277
38.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	3730
39.	Kmart Corporation	18-23549	First Security	7014
40.	Kmart Corporation	18-23549	First Security	9005
41.	Kmart Corporation	18-23549	First State Bank	6705
42.	Kmart Corporation	18-23549	Iowa State Bank	4408
43.	Kmart Corporation	18-23549	NBT Bank	0573
44.	Kmart Corporation	18-23549	PNC Bank	0169
45.	Kmart Corporation	18-23549	PNC Bank	3334
46.	Kmart Corporation	18-23549	PNC Bank	9553
47.	Kmart Corporation	18-23549	Union Bank	0694
48.	Kmart Corporation	18-23549	Union Bank	1583
49.	Kmart Corporation	18-23549	United Missouri Bank	0553

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
50.	Kmart Corporation	18-23549	Wells Fargo	0318
51.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	4266
52.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	6719
53.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	5426
54.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6338
55.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6722
56.	Sears Holdings Management Corporation	18-23553	KeyBank	1056
57.	Sears Protection Company	18-23558	Bank of America, N.A.	4583
58.	Sears Protection Company (Florida), LLC	18-23569	Bank of America, N.A.	4596
59.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	1580
60.	Sears Protection Company (PR), Inc.	18-23559	Banco Popular	5678
61.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	7665
62.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	0955
63.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	6815
64.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	9512
65.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0149
66.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0556
67.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0895
68.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0903
69.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0911
70.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0929
71.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0945
72.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0952
73.	Sears, Roebuck and Co.	18-23555	Bank of America, N.A.	0978
74.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1451
75.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1595
76.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3107
77.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3266
78.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4120
79.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4205
80.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4394
81.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5261
82.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5468
83.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5885
84.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6654
85.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6667
86.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7607
87.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7776
88.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7802
89.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7828
90.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7831
91.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7844
92.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7857
93.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7969
94.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7972
95.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8855
96.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8868
97.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8871
98.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8884
99.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8960

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
100.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8973
101.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8981
102.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8986
103.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8994
104.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9415
105.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9457
106.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9939
107.	Sears, Roebuck and Co.	18-23537	Bank Of Oklahoma	1048
108.	Sears, Roebuck and Co.	18-23537	Capital One Bank	4557
109.	Sears, Roebuck and Co.	18-23537	Capital One Bank	9999
110.	Sears, Roebuck and Co.	18-23537	Citizens Bank	3397
111.	Sears, Roebuck and Co.	18-23537	First Hawaiian Bank	8911
112.	Sears, Roebuck and Co.	18-23537	First Tennessee	0003
113.	Sears, Roebuck and Co.	18-23537	KeyBank	4236
114.	Sears, Roebuck and Co.	18-23537	PNC Bank	2515
115.	Sears, Roebuck and Co.	18-23537	PNC Bank	3342
116.	Sears, Roebuck and Co.	18-23537	PNC Bank	3424
117.	Sears, Roebuck and Co.	18-23537	Regions Bank	5433
118.	Sears, Roebuck and Co.	18-23537	Union Bank	0686
119.	Sears, Roebuck and Co.	18-23537	Union Bank	4871
120.	Sears, Roebuck and Co.	18-23537	Wells Fargo	2397
121.	StarWest, LLC	18-23579	Bank of America, N.A.	9396

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-1d	Federal Tax I.D. No.	20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEE DISBURSEMENTS & US TRUSTEE FEES

PROFESSIONAL	AMOUNT PAID DURING THE REPORTING PERIOD	CUMULATIVE (a)

Estate Professionals
Weil, Gotshal & Manges LLP	$2,634,291	$36,771,309
M-III Advisory Partners LP	1,318,381	11,628,413
Wachtell, Lipton, Rosen & Katz	—	711,381
Lazard Freres & Co. LLC	—	16,451,395
Prime Clerk	1,200,000	13,469,056
Deloitte Transactions and Business Analytics LLP	369,958	5,039,686
Deloitte Audit	—	1,906,971
Deloitte Tax	460,375	3,144,504
A&G Realty Partners LLC	—	200,000
Jones Lang Lasalle Americas, Inc.	2,086	2,178,017
McAndrews Held & Malloy LTD	—	521,463
Total Estate Professionals	5,985,092	92,022,195

Restructuring Committee Professionals
Paul Weiss Rifkind Wharton & Garrison LLP	1,618,208	14,572,623
Young Conaway Stargatt & Taylor, LLP	51,290	244,252
Stout Risius Ross	2,213	151,503
Evercore	—	1,045,245
Alvarez & Marsal North America, LLC	—	3,756,595
Total Restructuring Committee Professionals	1,671,710	19,770,218

Creditor Committee Professionals
Akin Gump Strauss Hauer & Feld LLP	1,085,814	18,659,372
Houlihan Lokey	—	7,110,348
Herrick, Feinstein	230,466	230,466
FTI Consulting	—	6,007,079
Total Creditor Committee Professionals	1,316,280	32,007,265

Total Retained Professionals	8,973,082	143,799,679

US Trustee Quarterly Fees	—	5,527,795

Total Professional and US Trustee Fees	$8,973,082	$149,327,473

Footnote:

(a)	Represents payments made since the Commencement Date.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-2	Federal Tax I.D. No.	20-1920798

(Unaudited)

STATEMENT OF OPERATIONS

Condensed & Consolidated Income Statement (a)	Reporting Period Ended July 6, 2019
(in millions)
REVENUES
Services and other	$8

Total revenues	8

COSTS AND EXPENSES
Cost of sales and occupancy - services and other	4

Total cost of sales, buying and occupancy	4
Selling and administrative	3
Depreciation and amortization	2
Gain on sales of assets	(38)

Total costs and expenses	(29)

Operating income (loss)	37
Reorganization, net	2
Interest and investment income (loss)	2

Income (loss) before income taxes	41
Income tax (expense) benefit	(1)

NET INCOME	$40

Footnote:

(a)	Numbers may not foot due to rounding

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-3	Federal Tax I.D. No.	20-1920798

(Unaudited)

BALANCE SHEET

Condensed & Consolidated Balance Sheet (a)(b)	As of July 6, 2019
(in millions)
ASSETS
Current assets
Cash and Cash Equivalents	$13
Restricted Cash	143
Accounts Receivable	103
Prepaid Expenses and Other Current Assets	15

Total Current Assets	274

Property and Equipment (net of accumulated depreciation and amortization)	9
Other Assets	16

TOTAL ASSETS	$299

LIABILITIES
Current Liabilities
Merchandise Payables	$46
Other Current Liabilities	66

Total Current Liabilities (Not Subject to Compromise)	112

Liabilities Subject to Compromise	6,548
Commitments and Contingencies	—

DEFICIT
Total Deficit	(6,361)

TOTAL LIABILITIES AND DEFICIT	$299

Footnote:

(a)	Numbers may not foot due to rounding
(b)	The Debtors continue to evaluate their assets and liabilities, and any adjustments will be reflected in next month’s MOR.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-4a, 4b, 4c	Federal Tax I.D. No.	20-1920798

(in US Dollars)

MOR-4a: STATUS OF POST-PETITION TAXES

Subject: Monthly Operating Report Attestation Regarding Post-Petition Taxes

The Debtors, Sears Holdings Corporation., et al., hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material post-petition tax disputes or reconciliations.

/s/ Mohsin Y. Meghji
Mohsin Y. Meghji
Chief Restructuring Officer Sears Holdings Corporation, et al.

MOR-4b: SUMMARY OF UNPAID POST-PETITION VENDOR PAYABLES

	NUMBER OF DAYS PAST DUE
DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Combined (a)	$—	$—	$—	$—	$46,418,582	$46,418,582

Footnote:

(a)	The Debtors and the Buyer are currently disputing which party is responsible for certain post-petition payables.

MOR-4c: ACCOUNTS RECEIVABLE AGING

DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Accounts Receivable, Net (a)	$—	$—	$—	$—	$102,610,382	$102,610,382

Footnote:

(a)	The Debtors and the Buyer are currently disputing cash and cash proceeds received by the Buyer that the Debtors believe should be transferred to the Debtors’ accounts.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	6/2/19 - 7/6/19
MOR-5	Federal Tax I.D. No.	20-1920798

(in US Dollars)

PAYMENTS TO INSIDERS (a)

INSIDER PAYMENT SUMMARY (FOR THIS PERIOD ONLY)

DESCRIPTION	AMOUNT
Payments to members of the Restructuring Committee	$200,000

Footnote(s):

(a)	The payments to insiders include payments by the Debtors to individuals who were directors of the Board of Sears Holdings Corporation.

Persons included as “insiders” have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (i) such person's influence over the control of the Debtors; (ii) the management responsibilities or functions of such individual; (iii) the decision-making or corporate authority of such individual; or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an “insider” is not an acknowledgement or concession that such party is an “insider” under applicable bankruptcy law.

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	6/2/19 - 7/6/19
	Federal Tax I.D. No.	20-1920798

MOR 6: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No	Comments
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payment?		X
6.	Have any payments been made on pre-petition liabilities this reporting period?	X		The Buyer made payments on pre-petition liabilities as part of certain Cure Payments.
7.	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8.	Are any post petition payroll taxes past due?	X		There is a disputed outstanding debt with the State of Illinois of approximately $1,100.
9.	Are any post petition State or Federal income taxes past due?	X		The annual reports for six entities in Puerto Rico have been assessed with penalties. The Company is awaiting response from Puerto Rico requesting a waiver of those penalties. The total amount including penalties is $4,939.30, of which $900 represents tax and the remainder relates to penalties.
10.	Are any post petition real estate taxes past due?		X
11.	Are any other post petition taxes past due?		X
12.	Have any pre-petition taxes been paid during this reporting period?		X
13.	Are any amounts owed to post petition creditors delinquent?	X		As of 7/6/19, there are approximately $46 million in delinquent invoices payable to post petition creditors. This is due to an ongoing dispute between the Debtors’ estates and Buyer as to which entity will pay the creditors.
14.	Are any wage payments past due?		X
15.	Have any post petition loans been received by the Debtor from any party?		X
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	X		There are Ordinary Course Professionals that are owed postpetition amounts. This is due to an ongoing dispute between the Debtors’ estates and Buyer as to which entity will pay these professionals.
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

MOR